UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03336

Exact name of registrant as specified in charter:	Prudential Jennison Blend Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2015

Date of reporting period:	8/31/2015

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON BLEND FUND, INC.

ANNUAL REPORT • AUGUST 31, 2015

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), a Prudential Financial company and member SIPC. Jennison Associates (Jennison) is a registered investment adviser. Both are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

October 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Blend Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended August 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Blend Fund, Inc.

Prudential Jennison Blend Fund, Inc.	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 8/31/15
	One Year	Five Years	Ten Years
Class A	–1.54%	87.94%	94.91%
Class B	–2.23	81.61	81.46
Class C	–2.19	81.56	81.54
Class Z	–1.23	90.85	100.53
Russell 3000® Index	0.36	110.28	102.85
S&P 500 Index	0.48	108.75	99.46
Lipper Multi-Cap Core Funds Average*	–1.44	95.91	87.82
Lipper Multi-Cap Growth Funds Average*	2.71	108.46	113.54

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years
Class A	–7.95%	8.95%	5.35%
Class B	–7.52	9.28	5.19
Class C	–4.14	9.42	5.19
Class Z	–2.28	10.52	6.25
Russell 3000 Index	–0.49	13.28	6.92
S&P 500 Index	–0.61	13.33	6.79
Lipper Multi-Cap Core Funds Average*	–2.15	11.49	5.92
Lipper Multi-Cap Growth Funds Average*	1.43	12.42	7.19

*The Fund is compared to the Lipper Multi-Cap Core Funds Average, although Lipper classifies the Fund in the Lipper Multi-Cap Growth Funds Performance Universe. The Lipper Multi-Cap Core Funds Performance Universe was utilized because the Fund’s manager believes that the funds included in the Universe provide a more appropriate basis for Fund performance comparisons.

Average Annual Total Returns (With Sales Charges) as of 8/31/15
	One Year	Five Years	Ten Years
Class A	–6.95%	12.17%	6.30%
Class B	–6.57	12.55	6.14
Class C	–3.06	12.67	6.14
Class Z	–1.23	13.80	7.21

2	Visit our website at www.prudentialfunds.com

Average Annual Total Returns (Without Sales Charges) as of 8/31/15
	One Year	Five Years	Ten Years
Class A	–1.54%	13.45%	6.90%
Class B	–2.23	12.67	6.14
Class C	–2.19	12.67	6.14
Class Z	–1.23	13.80	7.21

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell 3000 Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2005) and the account values at the end of the current fiscal year (August 31, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential Jennison Blend Fund, Inc.	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Russell 3000 Index

The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is reconstituted annually to ensure new and growing equities are included.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Multi-Cap Core Funds Average

The Lipper Multi-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time.

4	Visit our website at www.prudentialfunds.com

Lipper Multi-Cap Growth Funds Average

The Lipper Multi-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Multi-Cap Growth Funds category. Funds in the Lipper Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 8/31/15
Allergan PLC, Pharmaceuticals	2.3%
Facebook, Inc. (Class A Stock), Internet Software & Services	2.2
Apple, Inc., Technology Hardware, Storage & Peripherals	2.1
Amazon.com Inc., Internet & Catalog Retail	1.7
Citigroup, Inc., Banks	1.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 8/31/15
Banks	8.3%
Pharmaceuticals	8.2
Internet Software & Services	6.3
Software	5.4
Hotels, Restaurants & Leisure	4.5

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Blend Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Blend Fund’s Class A shares returned -1.54% in the 12 months ended August 31, 2015, underperforming the 0.36% return of the Russell 3000 Index (the “Index”) and underperforming the -1.44% return of the Lipper Multi-Cap Core Funds Average.

In the Index, there was wide disparity among sectors. Gains in the health care and consumer sectors were the strongest. Energy declined the most, dropping more than 30%.

In the Fund, consumer discretionary and health care positions posted the largest gains and were the largest contributors to positive relative return. Stock selection was likewise strong in financials and health care, but detrimental in industrials and energy. Consumer staples positions lagged the advances of the Index’s respective sectors and relative results were further hurt by a meaningful underweight position.

What was the market environment?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape in the 12-months. The Federal Reserve ended its quantitative-easing program, signaling confidence in the health of US economic activity and labor market conditions. China’s growth continued to slow despite stimulus measures, easing in lending markets, and the devaluation of the yuan. Europe struggled, unsuccessfully, to avert Greece’s looming default even as the country’s new government called for less economic austerity. Tensions between Russia and Ukraine remained elevated. Brazil flirted with recession. Japan showed little economic improvement, although investors hoped a weaker yen would boost exports. These challenges, combined with uncertainty about the timing of anticipated monetary tightening in the US, contributed to continued volatility in global financial markets.

Which holdings made the largest positive contributions to the Fund’s return?

Consumer discretionary holdings, including Amazon.com and Nike, were key positive contributors.

•	See “Comments on Largest Holdings” below for discussion of Amazon.com.

•

Nike has generated impressive earnings and revenue on the strength of its execution and the Nike brand around the world and across product categories. Jennison likes the company’s growth opportunities in e-commerce and innovation in apparel and manufacturing technology. Nike benefited from profit margin expansion and future order growth acceleration.

6	Visit our website at www.prudentialfunds.com

In health care, Receptos, Kythera Biopharmaceuticals, and Allergan made strong advances.

•	See “Comments on Largest Holdings” below for discussion of Allergan.

•

Investors seemed increasingly positive on the prospects for Kythera Biopharmaceuticals’ fat reduction treatment Kybella. Jennison continues to be very bullish on the long-term market opportunity for this first-in-class product. Shares were further boosted when Allergan agreed to buy Kythera at a premium.

Which holdings detracted most from the Fund’s return?

Energy positions dominated the Fund’s largest detractors, falling in tandem with substantial declines in oil prices and subsequent concerns over production and servicing activity.

•

Marathon Oil is an independent exploration and production (E&P) company. It continues to unlock value in its three key plays: the Eagle Ford, Bakken, and Oklahoma Resource Basins. Jennison likes Marathon’s healthy balance sheet and improving resource base, and believes it is attractively valued relative to its peers.

•

Noble Energy is an independent energy company which engages in the acquisition, exploration, and production of crude oil, natural gas, and natural gas liquids (NGLs) worldwide. The company’s core assets are located in the Niobrara and Marcellus, two of the most productive onshore basins in the US, which are expected to provide years of inventory. With its prospects for growth in the Middle East, efficient use of capital and prudent cost management, it is Jennison’s view that Noble Energy could benefit over the medium- to long-term given its inexpensive valuation relative to its peer group.

•

Halliburton is a leading diversified oilfield services provider in North America. Jennison believes that positive attributes include prospective leverage for any recovery in US drilling activity and the combined benefits from Haliburton’s pending acquisition of oil services provider Baker Hughes.

•	Rosetta Resources and Denbury Resources performed poorly and were eliminated during the period.

Were there significant changes to the portfolio?

The Fund’s weightings in consumer discretionary, financials, and health care increased, while its weightings in energy and industrials sectors decreased. Relative to the Index, the Fund was overweight consumer discretionary and financials, and underweight consumer staples, industrials, and energy.

Positions initiated in the period include Visa, Bank of America, Merck, FirstEnergy, and Adobe. Positions eliminated include Schlumberger, Canadian Pacific Railway, Goldcorp, Anadarko Petroleum, and General Motors.

Prudential Jennison Blend Fund, Inc.	7

Comments on Largest Holdings

2.3%	Allergan PLC, Pharmaceuticals

Allergan (formerly Actavis) develops and markets both brand and generic drugs. After several acquisitions, it has grown in size and scope, and is now, Jennison believes, a formidable pharmaceutical company with a global scope.

2.2%	Facebook, Inc., Internet Software & Services

Internet-based social platform Facebook has successfully implemented its mobile interface, and income generation from both mobile and desktop devices has improved. Jennison believes that as the company solidifies its dominant position, it continues to increase its appeal to both users and advertisers.

2.1%	Apple, Inc., Technology Hardware, Storage & Peripherals

Apple designs, manufactures, and markets personal computers (Mac mini, iMac, MacBook, Mac Pro, and MacBook Pro), mobile communication devices (iPhone, iPad), and portable digital music and video players (iPod). The company’s fundamental strength reflects expanding global acceptance of its platform. Jennison expects that new products and updates will sustain attractive revenue growth in the medium term.

1.7%	Amazon.com, Inc., Internet & Catalog Retail

Amazon has been increasing its business investment to drive growth not only in its core retail business but through the proliferation of digital commerce via the mobile market. The stock has benefited as investors increasingly appear to appreciate Amazon’s strong execution, long-term revenue growth, margin-expansion potential, and Amazon Web Services (AWS) cloud infrastructure opportunities.

1.5%	Citigroup, Inc., Banks

Diversified financial services holding company Citigroup provides various financial products and services for consumers, corporations, governments, and institutions worldwide. The company’s financial performance has improved over the past several quarters, with 2015 targets for efficiency and return on assets already achieved in the first half of the year. Jennison believes the stock’s current valuation fails to reflect the company’s improving fundamentals.

8	Visit our website at www.prudentialfunds.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2015, at the beginning of the period, and held through the six-month period ended August 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Jennison Blend Fund, Inc.	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Blend Fund, Inc.		Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$956.80	0.95%	$4.69
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

Class B	Actual	$1,000.00	$953.50	1.65%	$8.12
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39

Class C	Actual	$1,000.00	$953.50	1.65%	$8.12
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39

Class Z	Actual	$1,000.00	$958.20	0.65%	$3.21
	Hypothetical	$1,000.00	$1,021.93	0.65%	$3.31

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

10	Visit our website at www.prudentialfunds.com

The Fund’s annualized expense ratios for the 12-month period ended August 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.96%	0.96%
B	1.66	1.66
C	1.66	1.66
Z	0.66	0.66

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Jennison Blend Fund, Inc.	11

Portfolio of Investments

as of August 31, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 97.4%

COMMON STOCKS

Aerospace & Defense 1.1%
Boeing Co. (The)	56,950	$7,442,226
Curtiss-Wright Corp.	39,337	2,584,834
Moog, Inc. (Class A Stock)*	20,622	1,301,248

		11,328,308

Airlines 0.7%
Spirit Airlines, Inc.*	92,969	4,764,661
United Continental Holdings, Inc.*	43,682	2,488,564

		7,253,225

Auto Components 0.8%
Lear Corp.	77,193	7,934,668
Tenneco, Inc.*	13,377	629,388

		8,564,056

Automobiles 0.5%
Tesla Motors, Inc.*(a)	22,895	5,702,229

Banks 8.3%
Ameris Bancorp	15,439	421,021
Bank of America Corp.	488,228	7,977,646
BankUnited, Inc.	103,604	3,692,447
BOK Financial Corp.(a)	39,598	2,505,761
Citigroup, Inc.	282,808	15,124,572
City Holding Co.	6,641	316,244
East West Bancorp, Inc.	160,154	6,471,823
First Republic Bank	64,335	3,880,044
Fulton Financial Corp.	154,640	1,880,422
Glacier Bancorp, Inc.	12,159	316,256
Home BancShares, Inc.	20,768	791,676
JPMorgan Chase & Co.	167,986	10,767,903
PNC Financial Services Group, Inc. (The)	85,543	7,794,678
Prosperity Bancshares, Inc.	36,422	1,881,925
Renasant Corp.	26,849	841,448
Signature Bank*	27,435	3,662,298
Valley National Bancorp	159,621	1,510,015
Webster Financial Corp.	48,152	1,703,618
Wells Fargo & Co.	211,347	11,271,136

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	13

Portfolio of Investments

as of August 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks (cont’d.)
Wintrust Financial Corp.	55,356	$2,823,156

		85,634,089

Beverages 0.3%
Monster Beverage Corp.*	24,593	3,405,147

Biotechnology 4.5%
ACADIA Pharmaceuticals, Inc.*(a)	100,864	3,694,648
Alexion Pharmaceuticals, Inc.*	40,079	6,901,203
Amicus Therapeutics, Inc.*	43,855	630,635
Anacor Pharmaceuticals, Inc.*(a)	2,723	355,106
Biogen Idec, Inc.*	21,217	6,307,814
Celgene Corp.*	72,554	8,567,176
Gilead Sciences, Inc.	41,094	4,317,747
KYTHERA Biopharmaceuticals, Inc.*	95,135	7,108,487
Otonomy, Inc.*(a)	26,243	594,929
OvaScience, Inc.*(a)	42,081	818,055
Radius Health, Inc.*	3,697	224,999
Regeneron Pharmaceuticals, Inc.*	11,871	6,095,759
Zafgen, Inc.*	18,482	674,963

		46,291,521

Building Products 0.1%
Caesarstone Sdot-Yam Ltd. (Israel)	7,151	284,538
Owens Corning	28,544	1,264,214

		1,548,752

Capital Markets 2.4%
Artisan Partners Asset Management, Inc. (Class A Stock)	13,923	569,033
Goldman Sachs Group, Inc. (The)	39,256	7,403,682
HFF, Inc. (Class A Stock)	16,244	590,144
Lazard Ltd. (Class A Stock)	30,130	1,498,365
Moelis & Co. (Class A Stock)	25,850	705,188
Morgan Stanley	345,957	11,918,219
Piper Jaffray Cos.*	35,231	1,474,770
Raymond James Financial, Inc.	9,622	509,870

		24,669,271

Chemicals 1.0%
Axalta Coating Systems Ltd.*	39,792	1,161,528

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Chemicals (cont’d.)
Ferro Corp.*	26,831	$330,021
FMC Corp.	115,583	4,890,317
Monsanto Co.	30,522	2,980,473
PolyOne Corp.	21,082	684,533

		10,046,872

Commercial Services & Supplies 0.6%
Mobile Mini, Inc.	96,343	3,276,626
West Corp.	117,798	2,867,203

		6,143,829

Communications Equipment 0.6%
Brocade Communications Systems, Inc.	525,716	5,598,875
Infinera Corp.*(a)	29,900	652,418

		6,251,293

Construction & Engineering 0.2%
Great Lakes Dredge & Dock Corp.*	359,814	1,996,968

Construction Materials 0.1%
Summit Materials, Inc. (Class A Stock)*	36,170	848,548

Consumer Finance 1.3%
Capital One Financial Corp.	87,044	6,767,671
SLM Corp.*	742,645	6,297,630

		13,065,301

Containers & Packaging 0.4%
Bemis Co., Inc.	34,002	1,442,365
Crown Holdings, Inc.*	18,378	910,997
Packaging Corp. of America	5,959	399,909
Sealed Air Corp.	21,243	1,092,952

		3,846,223

Diversified Consumer Services 0.1%
Houghton Mifflin Harcourt Co.*	42,434	958,160
ServiceMaster Global Holdings, Inc.*	8,039	282,812

		1,240,972

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	15

Portfolio of Investments

as of August 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Financial Services 0.5%
Voya Financial, Inc.	118,747	$5,115,621

Diversified Telecommunication Services 0.3%
Cogent Communications Group, Inc.	24,887	691,112
Frontier Communications Corp.	504,502	2,557,825
Lumos Networks Corp.	27,384	321,488

		3,570,425

Electric Utilities 1.0%
FirstEnergy Corp.	231,688	7,404,748
Westar Energy, Inc.	74,755	2,732,295

		10,137,043

Electrical Equipment 0.8%
Eaton Corp. PLC	124,110	7,081,717
Thermon Group Holdings, Inc.*	32,589	745,636

		7,827,353

Electronic Equipment, Instruments & Components 1.0%
Anixter International, Inc.*	42,051	2,676,967
CDW Corp.	69,390	2,758,252
FEI Co.	3,781	285,390
Flextronics International Ltd.*	341,420	3,588,324
Plexus Corp.*	27,426	1,044,108

		10,353,041

Energy Equipment & Services 0.8%
Dril-Quip, Inc.*	37,720	2,600,417
Halliburton Co.	138,092	5,433,920

		8,034,337

Food & Staples Retailing 1.3%
Costco Wholesale Corp.	49,821	6,977,431
Kroger Co. (The)	147,133	5,076,089
Sprouts Farmers Market, Inc.*	92,385	1,881,882

		13,935,402

Food Products 1.9%
Adecoagro SA (Luxembourg)*	284,470	2,267,226
Darling Ingredients, Inc.*	54,297	697,173

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Food Products (cont’d.)
Hain Celestial Group, Inc. (The)*	68,237	$4,152,904
Mondelez International, Inc. (Class A Stock)	275,023	11,649,974
Pinnacle Foods, Inc.	8,825	395,713
SunOpta, Inc. (Canada)*	27,892	247,123
TreeHouse Foods, Inc.*	4,678	371,293

		19,781,406

Health Care Equipment & Supplies 0.8%
Cardiovascular Systems, Inc.*(a)	26,625	641,130
DexCom, Inc.*	7,531	708,969
Hologic, Inc.*	6,951	269,768
NuVasive, Inc.*	8,111	427,612
NxStage Medical, Inc.*	21,003	364,822
Spectranetics Corp. (The)*(a)	25,250	425,463
Zimmer Biomet Holdings, Inc.	53,397	5,529,793

		8,367,557

Health Care Providers & Services 1.8%
Air Methods Corp.*(a)	102,734	3,847,388
Amsurg Corp.*	38,465	3,016,425
Centene Corp.*	34,076	2,103,171
Community Health Systems, Inc.*	7,007	376,276
Envision Healthcare Holdings, Inc.*	9,819	402,284
Health Net, Inc.*	6,579	421,451
HealthSouth Corp.	31,189	1,331,770
Healthways, Inc.*	42,537	519,377
Molina Healthcare, Inc.*(a)	66,194	4,937,410
Patterson Cos., Inc.	6,406	293,587
Team Health Holdings, Inc.*	23,144	1,359,479

		18,608,618

Health Care Technology 0.1%
Omnicell, Inc.*	15,707	533,724

Hotels, Restaurants & Leisure 4.5%
BJ’s Restaurants, Inc.*	7,644	328,615
Carnival Corp.	171,308	8,433,493
Cheesecake Factory, Inc. (The)	14,374	780,077
Del Frisco’s Restaurant Group, Inc.*	80,402	1,193,166
Domino’s Pizza, Inc.	9,176	972,105

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	17

Portfolio of Investments

as of August 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
Jack in the Box, Inc.	5,218	$407,943
Marriott International, Inc. (Class A Stock)	95,836	6,771,772
McDonald’s Corp.	39,687	3,771,059
Pinnacle Entertainment, Inc.*	86,449	3,265,179
Shake Shack, Inc. (Class A Stock)*(a)	43,286	2,161,703
Starbucks Corp.	206,126	11,277,153
Texas Roadhouse, Inc.	25,102	903,421
Vail Resorts, Inc.	57,227	6,175,366

		46,441,052

Household Durables 0.4%
D.R. Horton, Inc.	16,347	496,459
Lennar Corp. (Class A Stock)(a)	46,177	2,350,409
Meritage Homes Corp.*	21,244	895,222

		3,742,090

Independent Power & Renewable Electricity Producers 0.2%
NRG Yield, Inc. (Class A Stock)	68,636	1,079,644
NRG Yield, Inc. (Class C Stock)	65,102	1,045,538

		2,125,182

Insurance 3.9%
HCC Insurance Holdings, Inc.	8,166	630,987
MetLife, Inc.	165,107	8,271,861
RLI Corp.	14,265	743,349
Stancorp Financial Group, Inc.	3,599	409,242
Symetra Financial Corp.	285,441	8,982,828
Travelers Cos., Inc. (The)	41,917	4,172,837
Validus Holdings Ltd.	56,898	2,519,444
W.R. Berkley Corp.	119,405	6,481,304
White Mountains Insurance Group Ltd.	10,672	7,676,476

		39,888,328

Internet & Catalog Retail 3.8%
Amazon.com, Inc.*	34,763	17,829,595
JD.com, Inc. (China), ADR*(a)	83,831	2,169,546
Netflix, Inc.*	85,483	9,833,109
Priceline Group, Inc. (The)*	5,700	7,117,248
Wayfair, Inc. (Class A Stock)*(a)	53,874	2,009,500

		38,958,998

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Internet Software & Services 6.3%
Alibaba Group Holding Ltd. (China), ADR*(a)	59,960	$3,964,555
Cornerstone OnDemand, Inc.*	32,634	1,166,339
Dealertrack Technologies, Inc.*	33,437	2,098,506
Facebook, Inc. (Class A Stock)*	252,121	22,547,181
Google, Inc. (Class A Stock)*	16,889	10,941,032
Google, Inc. (Class C Stock)*	17,624	10,896,038
LinkedIn Corp. (Class A Stock)*	45,646	8,243,668
Tencent Holdings Ltd. (China)	330,202	5,529,901

		65,387,220

IT Services 3.5%
Black Knight Financial Services, Inc. (Class A Stock)*	33,444	1,085,927
DST Systems, Inc.	17,590	1,801,568
Euronet Worldwide, Inc.*	7,139	460,251
Global Payments, Inc.	73,713	8,210,891
MasterCard, Inc. (Class A Stock)	99,558	9,196,172
Vantiv, Inc. (Class A Stock)*	110,228	4,854,441
Visa, Inc. (Class A Stock)	150,441	10,726,443

		36,335,693

Leisure Products 0.1%
Brunswick Corp.	18,096	899,552

Life Sciences Tools & Services 0.9%
Charles River Laboratories International, Inc.*	12,063	831,020
Fluidigm Corp.*(a)	106,234	1,294,993
Illumina, Inc.*	36,618	7,236,083

		9,362,096

Machinery 1.6%
AGCO Corp.(a)	9,273	454,748
CIRCOR International, Inc.	20,464	925,791
Crane Co.	10,060	528,552
Graco, Inc.	7,202	496,866
ITT Corp.	48,143	1,801,030
NN, Inc.	77,560	1,877,727
Nordson Corp.	15,161	1,008,510
Oshkosh Corp.(a)	26,069	1,096,201
RBC Bearings, Inc.*	20,281	1,254,583
Rexnord Corp.*	72,774	1,459,119

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	19

Portfolio of Investments

as of August 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
SPX Corp.	89,747	$5,270,841
Woodward, Inc.	9,586	437,122
Xylem, Inc.	8,418	273,164

		16,884,254

Media 2.9%
Cinemark Holdings, Inc.	149,962	5,331,149
Comcast Corp. (Class A Stock)	164,816	9,284,085
Time Warner, Inc.	42,357	3,011,583
Walt Disney Co. (The)(a)	118,560	12,078,893

		29,705,710

Metals & Mining 0.3%
Compass Minerals International, Inc.	16,090	1,303,290
Reliance Steel & Aluminum Co.	29,287	1,702,160

		3,005,450

Multi-Utilities 0.6%
Alliant Energy Corp.	15,847	898,049
PG&E Corp.	102,924	5,102,972

		6,001,021

Multiline Retail 1.0%
Burlington Stores, Inc.*	14,126	749,950
Target Corp.	117,682	9,145,068

		9,895,018

Oil, Gas & Consumable Fuels 3.5%
Cheniere Energy Partners LP	43,356	936,923
Chevron Corp.	56,510	4,576,745
Marathon Oil Corp.	227,593	3,935,083
Noble Energy, Inc.	127,314	4,253,561
Occidental Petroleum Corp.	94,328	6,886,887
PDC Energy, Inc.*	67,303	3,781,083
SemGroup Corp. (Class A Stock)	63,480	3,491,400
Suncor Energy, Inc. (Canada)	240,998	6,825,468
Tallgrass Energy GP LP	32,380	926,068
Whiting Petroleum Corp.*	37,080	716,756

		36,329,974

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals 8.2%
AbbVie, Inc.	78,912	$4,924,898
Aerie Pharmaceuticals, Inc.*(a)	123,309	1,949,515
Allergan PLC*	77,063	23,407,116
Aratana Therapeutics, Inc.*	112,463	1,986,097
Bayer AG (Germany), ADR	60,231	8,167,022
Bristol-Myers Squibb Co.	92,744	5,515,486
Intersect ENT, Inc.*	57,078	1,453,206
Merck & Co., Inc.	142,707	7,684,772
Novo Nordisk A/S (Denmark), ADR	75,345	4,164,318
Pacira Pharmaceuticals, Inc.*(a)	7,035	404,864
Pfizer, Inc.	225,063	7,251,530
Shire PLC (Ireland), ADR	30,683	7,118,456
Teva Pharmaceutical Industries Ltd. (Israel), ADR	165,349	10,650,129

		84,677,409

Professional Services 0.8%
CEB, Inc.	8,809	630,900
Dun & Bradstreet Corp. (The)	15,731	1,667,014
Heidrick & Struggles International, Inc.	14,119	275,179
Huron Consulting Group, Inc.*	8,733	632,182
Insperity, Inc.	11,930	529,573
Korn/Ferry International	98,683	3,362,130
TrueBlue, Inc.*	55,432	1,330,368

		8,427,346

Real Estate Investment Trusts (REITs) 2.5%
Capstead Mortgage Corp.(a)	294,852	3,072,358
Chatham Lodging Trust	150,053	3,443,716
Chimera Investment Corp	159,839	2,239,344
Colony Financial, Inc.	14,859	322,589
Extra Space Storage, Inc.	15,509	1,139,601
Hersha Hospitality Trust	176,412	4,311,509
Iron Mountain, Inc.	26,119	740,213
MFA Financial, Inc.	547,660	3,893,863
National Storage Affiliates Trust	143,716	1,859,685
Outfront Media, Inc.	31,042	702,481
Pebblebrook Hotel Trust	19,121	727,745
QTS Realty Trust, Inc. (Class A Stock)	25,214	1,013,351
Summit Hotel Properties, Inc.(a)	219,393	2,661,237

		26,127,692

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	21

Portfolio of Investments

as of August 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Management & Development 0.4%
Forest City Enterprises, Inc. (Class A Stock)*	191,149	$4,115,438

Road & Rail 0.5%
Heartland Express, Inc.	86,114	1,742,947
Hertz Global Holdings, Inc.*	216,736	3,994,445

		5,737,392

Semiconductors & Semiconductor Equipment 1.3%
Applied Materials, Inc.	213,253	3,430,174
Cavium, Inc.*(a)	95,189	6,474,756
Inphi Corp.*	16,754	397,740
M/A-COM Technology Solutions Holdings, Inc.*(a)	35,380	1,044,064
ON Semiconductor Corp.*	35,092	335,304
Power Integrations, Inc.	20,460	803,055
Semtech Corp.*	35,613	603,640

		13,088,733

Software 5.4%
Adobe Systems, Inc.*	93,211	7,323,588
BroadSoft, Inc.*	8,642	272,742
Fortinet, Inc.*	87,929	3,705,328
Imperva, Inc.*	7,460	444,467
Microsoft Corp.	212,416	9,244,344
QLIK Technologies, Inc.*	154,982	5,867,618
Red Hat, Inc.*	86,713	6,261,546
salesforce.com, inc.*	127,155	8,819,471
SolarWinds, Inc.*	130,780	5,198,505
Splunk, Inc.*	83,196	5,155,656
Workday, Inc. (Class A Stock)*(a)	50,803	3,569,419

		55,862,684

Specialty Retail 3.1%
American Eagle Outfitters, Inc.(a)	44,365	755,092
Asbury Automotive Group, Inc.*	20,321	1,637,263
Chico’s FAS, Inc.	32,131	479,073
DSW, Inc. (Class A Stock)	170,175	5,052,496
Foot Locker, Inc.	16,748	1,185,591
GNC Holdings, Inc. (Class A Stock)	35,630	1,667,484
Inditex SA (Spain), ADR	513,294	8,556,611
Mattress Firm Holding Corp.*(a)	91,554	5,501,480

See Notes to Financial Statements.

22

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Restoration Hardware Holdings, Inc.*(a)	22,108	$2,044,548
Sally Beauty Holdings, Inc.*	15,523	405,771
Ulta Salon Cosmetics & Fragrance, Inc.*	23,626	3,735,034
Zumiez, Inc.*	31,785	740,909

		31,761,352

Technology Hardware, Storage & Peripherals 3.7%
Apple, Inc.	194,758	21,960,912
EMC Corp.	273,850	6,810,650
Hewlett-Packard Co.	262,740	7,372,484
NCR Corp.*	101,999	2,559,155

		38,703,201

Textiles, Apparel & Luxury Goods 3.0%
Coach, Inc.	77,972	2,358,653
Deckers Outdoor Corp.*(a)	31,346	2,018,369
G-III Apparel Group Ltd.*	40,827	2,830,536
NIKE, Inc. (Class B Stock)	127,901	14,292,937
PVH Corp.	22,869	2,720,954
Under Armour, Inc. (Class A Stock)*	67,750	6,472,157

		30,693,606

Thrifts & Mortgage Finance 0.3%
Brookline Bancorp, Inc.	32,970	347,833
Provident Financial Services, Inc.	115,853	2,194,256
WSFS Financial Corp.	29,281	806,106

		3,348,195

Trading Companies & Distributors 0.2%
HD Supply Holdings, Inc.*	11,349	374,517
Univar, Inc.*	69,127	1,565,035
WESCO International, Inc.*(a)	9,035	505,689

		2,445,241

Wireless Telecommunication Services 1.2%
SBA Communications Corp. (Class A Stock)*	47,900	5,661,780
Vodafone Group PLC (United Kingdom), ADR	201,183	6,936,790

		12,598,570

TOTAL LONG-TERM INVESTMENTS (cost $750,971,635)		1,006,649,628

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	23

Portfolio of Investments

as of August 31, 2015 continued

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENT 8.4%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $86,809,327; includes $60,397,340 of cash collateral for securities on loan) (Note 3)(b)(c)	86,809,327	$86,809,327

TOTAL INVESTMENTS 105.8% (cost $837,780,962) (Note 5)		1,093,458,955
Liabilities in excess of other assets (5.8)%		(60,347,090)

NET ASSETS 100.0%		$1,033,111,865

The following abbreviations are used in the portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $58,010,571; cash collateral of $60,397,340 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$11,328,308	$—	$—
Airlines	7,253,225	—	—

See Notes to Financial Statements.

24

	Level 1	Level 2	Level 3
Common Stocks (continued)
Auto Components	$8,564,056	$—	$—
Automobiles	5,702,229	—	—
Banks	85,634,089	—	—
Beverages	3,405,147	—	—
Biotechnology	46,291,521	—	—
Building Products	1,548,752	—	—
Capital Markets	24,669,271	—	—
Chemicals	10,046,872	—	—
Commercial Services & Supplies	6,143,829	—	—
Communications Equipment	6,251,293	—	—
Construction & Engineering	1,996,968	—	—
Construction Materials	848,548	—	—
Consumer Finance	13,065,301	—	—
Containers & Packaging	3,846,223	—	—
Diversified Consumer Services	1,240,972	—	—
Diversified Financial Services	5,115,621	—	—
Diversified Telecommunication Services	3,570,425	—	—
Electric Utilities	10,137,043	—	—
Electrical Equipment	7,827,353	—	—
Electronic Equipment, Instruments & Components	10,353,041	—	—
Energy Equipment & Services	8,034,337	—	—
Food & Staples Retailing	13,935,402	—	—
Food Products	19,781,406	—	—
Health Care Equipment & Supplies	8,367,557	—	—
Health Care Providers & Services	18,608,618	—	—
Health Care Technology	533,724	—	—
Hotels, Restaurants & Leisure	46,441,052	—	—
Household Durables	3,742,090	—	—
Independent Power & Renewable Electricity Producers	2,125,182	—	—
Insurance	39,888,328	—	—
Internet & Catalog Retail	38,958,998	—	—
Internet Software & Services	59,857,319	5,529,901	—
IT Services	36,335,693	—	—
Leisure Products	899,552	—	—
Life Sciences Tools & Services	9,362,096	—	—
Machinery	16,884,254	—	—
Media	29,705,710	—	—
Metals & Mining	3,005,450	—	—
Multi-Utilities	6,001,021	—	—
Multiline Retail	9,895,018	—	—
Oil, Gas & Consumable Fuels	36,329,974	—	—
Pharmaceuticals	84,677,409	—	—

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	25

Portfolio of Investments

as of August 31, 2015 continued

	Level 1	Level 2	Level 3
Common Stocks (continued)
Professional Services	$8,427,346	$—	$—
Real Estate Investment Trusts (REITs)	26,127,692	—	—
Real Estate Management & Development	4,115,438	—	—
Road & Rail	5,737,392	—	—
Semiconductors & Semiconductor Equipment	13,088,733	—	—
Software	55,862,684	—	—
Specialty Retail	31,761,352	—	—
Technology Hardware, Storage & Peripherals	38,703,201	—	—
Textiles, Apparel & Luxury Goods	30,693,606	—	—
Thrifts & Mortgage Finance	3,348,195	—	—
Trading Companies & Distributors	2,445,241	—	—
Wireless Telecommunication Services	12,598,570	—	—
Affiliated Money Market Mutual Fund	86,809,327	—	—

Total	$1,087,929,054	$5,529,901	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (including 5.8% of collateral for securities on loan)	8.4%
Banks	8.3
Pharmaceuticals	8.2
Internet Software & Services	6.3
Software	5.4
Hotels, Restaurants & Leisure	4.5
Biotechnology	4.5
Insurance	3.9
Internet & Catalog Retail	3.8
Technology Hardware, Storage & Peripherals	3.7
IT Services	3.5
Oil, Gas & Consumable Fuels	3.5
Specialty Retail	3.1
Textiles, Apparel & Luxury Goods	3.0
Media	2.9
Real Estate Investment Trusts (REITs)	2.5
Capital Markets	2.4
Food Products	1.9
Health Care Providers & Services	1.8
Machinery	1.6
Food & Staples Retailing	1.3
Semiconductors & Semiconductor Equipment	1.3
Consumer Finance	1.3
Wireless Telecommunication Services	1.2
Aerospace & Defense	1.1%
Electronic Equipment, Instruments & Components	1.0
Electric Utilities	1.0
Chemicals	1.0
Multiline Retail	1.0
Life Sciences Tools & Services	0.9
Auto Components	0.8
Professional Services	0.8
Health Care Equipment & Supplies	0.8
Energy Equipment & Services	0.8
Electrical Equipment	0.8
Airlines	0.7
Communications Equipment	0.6
Commercial Services & Supplies	0.6
Multi-Utilities	0.6
Road & Rail	0.5
Automobiles	0.5
Diversified Financial Services	0.5
Real Estate Management & Development	0.4
Containers & Packaging	0.4
Household Durables	0.4
Diversified Telecommunication Services	0.3
Beverages	0.3
Thrifts & Mortgage Finance	0.3

See Notes to Financial Statements.

26

Industry (cont’d.)
Metals & Mining	0.3%
Trading Companies & Distributors	0.2
Independent Power & Renewable Electricity Producers	0.2
Construction & Engineering	0.2
Building Products	0.1
Diversified Consumer Services	0.1

Leisure Products	0.1%
Construction Materials	0.1
Health Care Technology	0.1

105.8
Liabilities in excess of other assets	(5.8)

100.0%

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	27

Statement of Assets and Liabilities

as of August 31, 2015

Assets
Investments at value, including securities on loan of $58,010,571:
Unaffiliated Investments (cost $750,971,635)	$1,006,649,628
Affiliated Investments (cost $86,809,327)	86,809,327
Dividends and interest receivable	1,152,153
Receivable for investments sold	816,164
Receivable for Fund shares sold	318,330
Tax reclaim receivable	121,085

Total assets	1,095,866,687

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	60,397,340
Payable for Fund shares reacquired	1,211,086
Management fee payable	443,530
Distribution fee payable	286,754
Accrued expenses and other liabilities	274,608
Affiliated transfer agent fee payable	141,504

Total liabilities	62,754,822

Net Assets	$1,033,111,865

Net assets were comprised of:
Common stock, at par	$497,564
Paid-in capital in excess of par	698,461,391

698,958,955
Undistributed net investment income	2,423,945
Accumulated net realized gain on investment and foreign currency transactions	76,050,972
Net unrealized appreciation on investments and foreign currencies	255,677,993

Net assets, August 31, 2015	$1,033,111,865

See Notes to Financial Statements.

28

Class A
Net asset value and redemption price per share ($949,789,717 ÷ 45,608,835 shares of common stock issued and outstanding)	$20.82
Maximum sales charge (5.50% of offering price)	1.21

Maximum offering price to public	$22.03

Class B
Net asset value, offering price and redemption price per share
($15,166,943 ÷ 787,359 shares of common stock issued and outstanding)	$19.26

Class C
Net asset value, offering price and redemption price per share
($23,466,966 ÷ 1,217,991 shares of common stock issued and outstanding)	$19.27

Class Z
Net asset value, offering price and redemption price per share
($44,688,239 ÷ 2,142,168 shares of common stock issued and outstanding)	$20.86

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	29

Statement of Operations

Year Ended August 31, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $(197,021))	$14,626,541
Affiliated income from securities lending, net	192,984
Affiliated dividend income	30,536

Total income	14,850,061

Expenses
Management fee	5,392,362
Distribution fee—Class A	3,086,204
Distribution fee—Class B	184,953
Distribution fee—Class C	250,736
Transfer agent’s fees and expenses (including affiliated expense of $627,800)	1,492,000
Custodian and accounting fees	162,000
Shareholders’ reports	104,000
Registration fees	73,000
Directors’ fees	34,000
Legal fees and expenses	32,000
Audit fee	22,000
Insurance expenses	14,000
Miscellaneous	21,031

Total expenses	10,868,286

Net investment income	3,981,775

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	102,528,948
Foreign currency transactions	(3,869)

102,525,079

Net change in unrealized appreciation (depreciation) on investments	(121,928,179)

Net loss on investment and foreign currency transactions	(19,403,100)

Net Decrease In Net Assets Resulting From Operations	$(15,421,325)

See Notes to Financial Statements.

30

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$3,981,775	$2,261,798
Net realized gain on investment and foreign currency transactions	102,525,079	132,328,415
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(121,928,179)	89,197,060

Net increase (decrease) in net assets resulting from operations	(15,421,325)	223,787,273

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,807,475)	(5,358,631)
Class Z	(191,113)	(356,900)

	(1,998,588)	(5,715,531)

Distributions from net realized gains
Class A	(110,724,220)	(100,270,998)
Class B	(2,231,088)	(2,400,631)
Class C	(2,873,213)	(2,722,491)
Class Z	(4,414,149)	(4,389,027)

	(120,242,670)	(109,783,147)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	18,598,158	32,427,470
Net asset value of shares issued in reinvestment of dividends and distributions	119,040,398	112,051,550
Cost of shares reacquired	(136,483,441)	(145,067,137)

Net increase (decrease) in net assets from Fund share transactions	1,155,115	(588,117)

Total increase (decrease)	(136,507,468)	107,700,478

Net Assets:
Beginning of year	1,169,619,333	1,061,918,855

End of year(a)	$1,033,111,865	$1,169,619,333

(a) Includes undistributed net investment income of:	$2,423,945	$989,687

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	31

Notes to Financial Statements

Prudential Jennison Blend Fund, Inc. (the “Fund”), is a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The investment objective of the Fund is long-term capital growth.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

32

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Jennison Blend Fund, Inc.	33

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net

34

unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadvisor may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Prudential Jennison Blend Fund, Inc.	35

Notes to Financial Statements

continued

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s

36

performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to $500 million, .475% of the next $500 million of the Fund’s average daily net assets and .45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .48% of the Fund’s average daily net assets for the year ended August 31, 2015.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it has received $302,705 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2015, it received $217, $22,764 and $1,008 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

Prudential Jennison Blend Fund, Inc.	37

Notes to Financial Statements

continued

agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. Earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended August 31, 2015, PIM was compensated approximately $58,500 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended August 31, 2015, were $499,047,314 and $623,753,145, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended August 31, 2015, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment and foreign currency transactions by $548,929 due to the reclassification of net foreign currency losses, reclassification of dividends and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

38

For the year ended August 31, 2015, the tax character of dividends paid by the Fund were $3,559,332 of ordinary income and $118,681,926 of long-term capital gains. For the year ended August 31, 2014, the tax character of dividends paid were $31,722,407 of ordinary income and $83,776,271 of long-term capital gains.

As of August 31, 2015, the accumulated undistributed earnings on a tax basis were $2,153,776 of ordinary income and $86,555,002 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$842,630,805	$298,430,971	$(47,602,821)	$250,828,150

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other book to tax adjustments.

The Fund elected to treat post-October capital losses of approximately $5,384,000 as having been incurred in the following fiscal year (August 31, 2016).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A

Prudential Jennison Blend Fund, Inc.	39

Notes to Financial Statements

continued

shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% during the first 12 months. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2015:
Shares sold	620,419	$13,615,148
Shares issued in reinvestment of dividends and distributions	5,200,597	109,836,613
Shares reacquired	(5,220,612)	(115,085,397)

Net increase (decrease) in shares outstanding before conversion	600,404	8,366,364
Shares issued upon conversion from other share class(es)	202,773	4,478,134
Shares reacquired upon conversion into other share class(es)	(416,730)	(9,154,435)

Net increase (decrease) in shares outstanding	386,447	$3,690,063

Year ended August 31, 2014:
Shares sold	778,543	$17,586,157
Shares issued in reinvestment of dividends and distributions	4,809,481	102,680,378
Shares reacquired	(5,495,732)	(124,505,753)

Net increase (decrease) in shares outstanding before conversion	92,292	(4,239,218)
Shares issued upon conversion from other share class(es)	243,207	5,532,083
Shares reacquired upon conversion into other share class(es)	(82,430)	(1,877,248)

Net increase (decrease) in shares outstanding	253,069	$(584,383)

40

Class B	Shares	Amount
Year ended August 31, 2015:
Shares sold	11,752	$239,651
Shares issued in reinvestment of dividends and distributions	111,758	2,193,805
Shares reacquired	(96,993)	(2,001,815)

Net increase (decrease) in shares outstanding before conversion	26,517	431,641
Shares reacquired upon conversion into other share class(es)	(216,621)	(4,449,460)

Net increase (decrease) in shares outstanding	(190,104)	$(4,017,819)

Year ended August 31, 2014:
Shares sold	120,031	$2,541,562
Shares issued in reinvestment of dividends and distributions	117,179	2,356,464
Shares reacquired	(134,771)	(2,862,912)

Net increase (decrease) in shares outstanding before conversion	102,439	2,035,114
Shares reacquired upon conversion into other share class(es)	(250,995)	(5,375,127)

Net increase (decrease) in shares outstanding	(148,556)	$(3,340,013)

Class C
Year ended August 31, 2015:
Shares sold	72,371	$1,474,650
Shares issued in reinvestment of dividends and distributions	131,142	2,575,633
Shares reacquired	(162,567)	(3,347,485)

Net increase (decrease) in shares outstanding before conversion	40,946	702,798
Shares reacquired upon conversion into other share class(es)	(7,486)	(152,454)

Net increase (decrease) in shares outstanding	33,460	$550,344

Year ended August 31, 2014:
Shares sold	79,436	$1,678,419
Shares issued in reinvestment of dividends and distributions	121,868	2,450,770
Shares reacquired	(213,135)	(4,552,765)

Net increase (decrease) in shares outstanding before conversion	(11,831)	(423,576)
Shares reacquired upon conversion into other share class(es)	(7,888)	(163,135)

Net increase (decrease) in shares outstanding	(19,719)	$(586,711)

Prudential Jennison Blend Fund, Inc.	41

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended August 31, 2015:
Shares sold	150,373	$3,268,709
Shares issued in reinvestment of dividends and distributions	209,959	4,434,347
Shares reacquired	(713,416)	(16,048,744)

Net increase (decrease) in shares outstanding before conversion	(353,084)	(8,345,688)
Shares issued upon conversion from other share class(es)	422,158	9,285,648
Shares reacquired upon conversion into other share class(es)	(361)	(7,433)

Net increase (decrease) in shares outstanding	68,713	$932,527

Year ended August 31, 2014:
Shares sold	452,746	$10,621,332
Shares issued in reinvestment of dividends and distributions	213,868	4,563,938
Shares reacquired	(578,552)	(13,145,707)

Net increase (decrease) in shares outstanding before conversion	88,062	2,039,563
Shares issued upon conversion from other shares classes	89,731	2,040,383
Shares reacquired upon conversion into other share class(es)	(6,953)	(156,956)

Net increase (decrease) in shares outstanding	170,840	$3,922,990

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized Commitment fee of .075% on the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 8, 2015 and will continue to provide a commitment of $900 million through October 6, 2016. Effective October 8, 2015, the Funds pay an annualized commitment fee of .11% of the unused portion of the SCA.

The Fund did not utilize the SCA during the year ended August 31, 2015.

42

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Prudential Jennison Blend Fund, Inc.	43

Financial Highlights

Class A Shares
	Year Ended August 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$23.71	$21.64	$17.75	$16.68	$13.95
Income (loss) from investment operations:
Net investment income	.08	.05	.15	.05	.03
Net realized and unrealized gain on investment and foreign currency transactions	(.41)	4.44	3.83	1.05	2.73
Total from investment operations	(.33)	4.49	3.98	1.10	2.76
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.12)	(.09)	(.03)	(.03)
Distributions from net realized gains	(2.52)	(2.30)	-	-	-
Total dividends and distributions	(2.56)	(2.42)	(.09)	(.03)	(.03)
Capital Contributions(e):	-	-	-	-	- (d)
Net asset value, end of year	$20.82	$23.71	$21.64	$17.75	$16.68
Total Return(b):	(1.54)%	22.00%	22.50%	6.59%	19.82%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$950	$1,072	$973	$887	$931
Average net assets (000,000)	$1,029	$1,041	$930	$910	$1,017
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.96%	.95%	.97%	1.00%	1.00%
Expenses before waivers and/or expense reimbursement	.96%	.95%	.97%	1.00%	1.00%
Net investment income	.37%	.22%	.77%	.31%	.18%
Portfolio turnover rate	46%	54%	73%	110%	143%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended August 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

44

Class B Shares
	Year Ended August 31,
	2015	2014	2013		2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$22.23	$20.44	$16.81		$15.88	$13.34
Income (loss) from investment operations:
Net investment income (loss)	(.07)	(.10)	.01		(.06)	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.38)	4.19	3.62		.99	2.62
Total from investment operations	(.45)	4.09	3.63		.93	2.54
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(d)	-	-
Distributions from net realized gains	(2.52)	(2.30)	-		-	-
Total dividends and distributions	(2.52)	(2.30)	-	(d)	-	-
Capital Contributions(e):	-	-	-		-	-	(d)
Net asset value, end of year	$19.26	$22.23	$20.44		$16.81	$15.88
Total Return(b):	(2.23)%	21.20%	21.63%		5.86%	19.04%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$15	$22	$23		$23	$29
Average net assets (000,000)	$18	$23	$23		$26	$35
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.66%	1.65%	1.67%		1.70%	1.70%
Expenses before waivers and/or expense reimbursement	1.66%	1.65%	1.67%		1.70%	1.70%
Net investment income (loss)	(.32)%	(.48)%	.08%		(.40)%	(.52)%
Portfolio turnover rate	46%	54%	73%		110%	143%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended August 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	45

Financial Highlights

continued

Class C Shares
	Year Ended August 31,
	2015	2014	2013		2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$22.23	$20.45	$16.82		$15.88	$13.35
Income (loss) from investment operations:
Net investment income (loss)	(.07)	(.10)	.01		(.06)	(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	4.18	3.62		1.00	2.62
Total from investment operations	(.44)	4.08	3.63		.94	2.53
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(d)	-	-
Distributions from net realized gains	(2.52)	(2.30)	-		-	-
Total dividends and distributions	(2.52)	(2.30)	-	(d)	-	-
Capital Contributions(e):	-	-	-		-	-	(d)
Net asset value, end of year	$19.27	$22.23	$20.45		$16.82	$15.88
Total Return(b):	(2.19)%	21.14%	21.61%		5.92%	18.95%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$23	$26	$25		$23	$24
Average net assets (000,000)	$25	$26	$23		$24	$26
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.66%	1.65%	1.67%		1.70%	1.70%
Expenses before waivers and/or expense reimbursement	1.66%	1.65%	1.67%		1.70%	1.70%
Net investment income (loss)	(.33)%	(.48)%	.07%		(.39)%	(.52)%
Portfolio turnover rate	46%	54%	73%		110%	143%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended August 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

46

Class Z Shares
	Year Ended August 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$23.76	$21.67	$17.78	$16.71	$13.97
Income (loss) from investment operations:
Net investment income	.15	.12	.21	.10	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.42)	4.46	3.82	1.05	2.74
Total from investment operations	(.27)	4.58	4.03	1.15	2.82
Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.19)	(.14)	(.08)	(.08)
Distributions from net realized gains	(2.52)	(2.30)	-	-	-
Total dividends and distributions	(2.63)	(2.49)	(.14)	(.08)	(.08)
Capital Contributions(e):	-	-	-	-	- (d)
Net asset value, end of year	$20.86	$23.76	$21.67	$17.78	$16.71
Total Return(b):	(1.27)%	22.43%	22.82%	6.94%	20.22%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$45	$49	$41	$38	$57
Average net assets (000,000)	$43	$45	$39	$43	$56
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.66%	.65%	.67%	.70%	.70%
Expenses before waivers and/or expense reimbursement	.66%	.65%	.67%	.70%	.70%
Net investment income	.67%	.52%	1.08%	.60%	.48%
Portfolio turnover rate	46%	54%	73%	110%	143%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended August 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	47

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Blend Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Prudential Jennison Blend Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 30, 2015

48

Tax Information

(Unaudited)

We are advising you that during the year ended August 31, 2015, the Fund reports the maximum amount allowed per share, but not less than $2.49 for Class A, B, C and Z as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended August 31, 2015, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

	QDI	DRD

Prudential Jennison Blend Fund, Inc.	95.70%	95.42%

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2015.

Prudential Jennison Blend Fund, Inc.	49

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 66	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 66	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 66	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Blend Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 66	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 66	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 66	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 66	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Visit our website at www.prudentialfunds.com

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 66	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (42) Board Member & Vice President Portfolios Overseen: 66	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 64	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.
(1)	The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Blend Fund, Inc.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison Blend Fund, Inc.

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Blend Fund, Inc. (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

Prudential Jennison Blend Fund, Inc.

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services

Visit our website at www.prudentialfunds.com

provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Jennison Blend Fund, Inc.

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Multi-Cap Core Funds Performance Universe)1 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI

[1]

The Fund was compared to the Lipper Multi-Cap Core Funds Performance Universe, although Lipper classifies the Fund in the Multi-Cap Growth Funds Performance Universe. The Lipper Multi-Cap Core Funds Performance Universe was utilized because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Visit our website at www.prudentialfunds.com

deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, though it underperformed over the other periods.
•

The Board noted PI’s explanation that the underperformance was primarily attributable to the Fund’s value and growth components. The Board also considered PI’s explanation that the portfolio manager responsible for the value component had been replaced in 2014, resulting in changes in the securities selection process for value stocks, and that the Fund’s value holdings had not been fully repositioned under the new portfolio manager until the end of 2014.

•

The Board considered that, following the replacement of the value component’s portfolio manager, the Fund’s performance had shown significant improvement, with the Fund ranking in the second quartile of its Peer Universe and outperforming its benchmark index during the first quarter of 2015.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor the Fund’s performance and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*     *     *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Blend Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Blend Fund, Inc., Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON BLEND FUND, INC.

SHARE CLASS	A	B	C	Z
NASDAQ	PBQAX	PBQFX	PRECX	PEQZX
CUSIP	74441T108	74441T207	74441T306	74441T405

MF1O1E    0283768-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2015 and August 31, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,440 and $22,440, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2015 and August 31, 2014: none.

(c) Tax Fees

For the fiscal years ended August 31, 2015 and August 31, 2014: none.

(d) All Other Fees

For the fiscal years ended August 31, 2015 and August 31, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended August 31, 2015 and August 31, 2014: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2015 and August 31, 2014 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Blend Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 30, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	October 30, 2015